Exhibit 10.6

SECURITIES SUBSCRIPTION AND CONTRIBUTION AGREEMENT

This Securities Subscription and Contribution Agreement (this “Agreement”), effective as of February 10, 2021, is made and entered into by and between Beard Energy Acquisition Corp., a Delaware corporation (the “Company”) and Beard Energy Acquisition Holdings LLC, a Delaware limited liability company (“Holdings”).

RECITALS:

WHEREAS, Holdings wishes to subscribe for and purchase from the Company an aggregate of 7,187,500 shares of Class V Common Stock (as defined below) of the Company, and the Company wishes to issue and sell the Class V Common Stock to Holdings, on the terms and subject to the conditions set forth in this Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The terms defined in this Article I shall have for all purposes of this Agreement the respective meanings set forth below:

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Class V Common Stock” shall mean the Class V Common Stock, $0.0001 par value per share, of the Company.

“Closing” shall have the meaning set forth in Section 2.3 of this Agreement.

“Closing Date” shall have the meaning set forth in Section 2.4 of this Agreement.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Consent” means any consent, approval, notification, waiver, or other similar action that is necessary or convenient.

“Contribution” shall have the meaning set forth in Section 2.3 of this Agreement.

“Governmental Body” shall mean any legislature, agency, bureau, branch, department, division, commission, court, tribunal or other similar recognized organization or body of any federal, state, county, municipal, local or foreign government or other similar recognized organization or body exercising similar powers or authority.

“Holdings” shall have the meaning set forth in the preamble to this Agreement.

“Law” shall mean any law (statutory, common or otherwise), constitution, ordinance, rule, regulation, executive order or other similar authority enacted, adopted, promulgated or applied by any Governmental Body.

“Lien” shall mean a mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, charge, restriction, lien (statutory or otherwise, including any lien for taxes), security interest, preference, participation interest, priority or security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any document under the law of any applicable jurisdiction to evidence any of the foregoing.

“Order” shall mean an order, ruling, decision, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Body or arbitrator.

“Permit” shall mean a permit, license, certificate, waiver, notice or similar authorization.

“Purchase Price” shall have the meaning set forth in Section 2.2 of this Agreement.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the United States Securities Act of 1933, as amended, or any successor federal statute, and the applicable rules and regulations promulgated and in effect from time to time thereunder.

“Shares” shall have the meaning set forth in Section 2.1 of this Agreement.

ARTICLE II

PURCHASE OF THE SHARES

Section 2.1Purchase and Sale of the Class V Common Stock. Subject to the terms and conditions hereof and in reliance upon the representations and warranties of the parties contained or incorporated by reference herein, simultaneous with the execution hereof, the Company shall sell and issue to Holdings, and Holdings shall subscribe for and purchase from the Company, 7,187,500 shares of Class V Common Stock (the “Shares”), in consideration of the payment of the purchase price specified in Section 2.2.

Section 2.2Purchase Price. As payment in full for the Shares being subscribed for and purchased under this Agreement, simultaneous with the execution hereof, Holdings shall pay $2,156.25 (the “Purchase Price”) to the Company by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Company, as purchase price for the Shares.

Section 2.3Contribution. Following the closing of the subscription and issuance of the Shares (the “Closing”), the Company shall contribute $2,156.25 (the “Contribution”) to Holdings by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to Holdings.

Section 2.4Closing. The Closing shall be held on the date of this Agreement (“Closing Date”) at the offices of Vinson & Elkins L.L.P., 1114 Avenue of the Americas, 32nd Floor, New York, New York 10036, or such other place as may be agreed upon by the parties hereto.

Section 2.5Closing Deliveries. All actions taken at the Closing shall be deemed to have been taken simultaneously.

(a)Holdings Deliveries. At the Closing, Holdings shall deliver to the Company the purchase price specified in Section 2.2.

(b)Company Deliveries. At the Closing, or within a reasonable time after the Closing but in no event later than thirty (30) days after the Closing, the Company shall issue the Shares and shall register, or arrange for the registration of, the Shares in the Company’s register of stockholders and deliver to Holdings the Contribution specified in Section 2.3.

Section 2.6Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as any party reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

Section 2.7Legend. The Shares shall include a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF HOLDINGS

Holdings represents and warrants that the statements contained in this ARTICLE III are correct and complete as of the date of this Agreement.

Section 3.1Organization and Good Standing. Holdings is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Delaware.

Section 3.2Power and Authority; Enforceability. This Agreement constitutes the legal, valid, and binding obligation of Holdings, enforceable against Holdings in accordance with its terms. Holdings has full entity power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Holdings has taken all actions necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Holdings.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants that the statements contained in this ARTICLE IV are correct and complete as of the date of this Agreement.

Section 4.1Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

Section 4.2Power and Authority; Enforceability. This Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The Company has taken all actions necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed, and delivered by the Company.

Section 4.3No Violation; Necessary Approvals. Neither the execution and delivery of this Agreement by the Company, nor the consummation or performance by the Company of any transactions contemplated hereby, will: (a) with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any Law, Order, contract or Permit to which the Company is a party or by which it is bound or any of its assets are subject, or any provision of the Company’s organizational documents as in effect on the Closing Date, (b) result in the imposition of any Lien upon any assets owned by the Company; (c) require any Consent under any contract or organizational document to which the Company is a party or by which it is bound; or (d) require any Permit under any Law or Order other than (i) required filings, if any, with the SEC and (ii) notifications or other filings with state or federal regulatory agencies after the Closing that are necessary or convenient and do not require approval of the agency as a condition to the validity of the transactions contemplated hereunder; or (e) trigger any rights of first refusal, preferential purchase or similar rights with respect to any of the Shares.

Section 4.4Authorization of the Shares. The Shares have been duly authorized and, when issued in accordance with this Agreement and the Company’s certificate of incorporation, the Shares will be duly and validly issued, fully paid and non-assessable shares of Class V Common Stock, and will be free and clear of all Liens and claims, other than restrictions on transfer imposed by the Securities Act and applicable state securities laws.

ARTICLE V

MISCELLANEOUS

Section 5.1Entire Agreement. This Agreement, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

Section 5.2Successors and Assigns. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors and permitted assigns.

Section 5.3Assignments. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this Section 5.3 shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

Section 5.4Waiver of Jury Trial. THE PARTIES HERETO EACH HEREBY AGREE TO WAIVE THE RESPECTIVE RIGHTS TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL ACTIONS THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS, INCLUDING, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP AND THAT THEY WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED ORALLY OR IN WRITING, AND THE WAIVER WILL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING HERETO. IN THE EVENT OF AN ACTION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO TRIAL BY A COURT.

Section 5.5Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

Section 5.6Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

Section 5.7Governing Law. This Agreement shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws principles.

Section 5.8 Jurisdiction and Venue. The parties hereto hereby agree and consent to be subject to the exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in the State, City and County of New York in any suit or proceeding (a “Legal Action”) arising out of or in connection with this Agreement. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of any such Legal Action. Each of the parties hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such Legal Action by the mailing of copies thereof by registered mail, postage prepaid, to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing in this Section 5.8 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

Section 5.9Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by the parties hereto.

Section 5.10Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a Governmental Body, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the Governmental Body, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

Section 5.11Expenses. Except as otherwise expressly provided in this Agreement, each party hereto will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

Section 5.12Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign Law will be deemed also to refer to Law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

Section 5.13Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

Section 5.14. Electronic Signature. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:
Beard Energy Acquisition Corp.
By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer
HOLDINGS:
Beard Energy Acquisition Holdings LLC
By:	/s/ Gregory A. Beard
	Name:	Gregory A. Beard
	Title:	Chief Executive Officer